UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 18, 2022, dMY Squared Technology Group, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and warrants (the “Warrants”) included in the Units commencing on November 21, 2022 (which date is the next succeeding business day following November 20, 2022, the 52nd day following September 29, 2022, the date of the Company’s prospectus in connection with its initial public offering). Each Unit consists of one share of Class A Common Stock and one-half of one redeemable Warrant to purchase one share of Class A Common Stock. Each whole warrant entitles its holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. Any Units not separated will continue to trade on the NYSE American (the “NYSE”) under the symbol “DMYY.U”, and the Class A Common Stock and Warrants will separately trade on the NYSE under the symbols “DMYY” and “DMYY.WS,” respectively. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the Units into shares of Class A Common Stock and Warrants.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated November 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Co-Chief Executive Officer
Date: November 18, 2022